Northwestern Mutual Series Fund, Inc.
Research International Core Portfolio
Supplement Dated November 14, 2022
to the
Summary Prospectus for the Research International Core Portfolio Dated May 1, 2022
The following information supplements the Summary Prospectus for the Research International Core Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Research International Core Portfolio
Effective December 31, 2022, Victoria Higley will no longer serve as a portfolio manager for the Research International Core Portfolio (the “Portfolio”). Also effective December 31, 2022, Nicholas Paul will join Camille Humphries Lee as a co-portfolio manager of the Portfolio. Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers: Camille Humphries Lee, CFA, Investment Officer of MFS, has managed the Portfolio since 2018.
Nicholas Paul, CFA, Investment Officer of MFS, has managed the Portfolio since December 31, 2022.”
Please retain this Supplement for future reference.